Exhibit 10.11

EXECUTION COPY

GENERAL REAFFIRMATION AND MODIFICATION AGREEMENT

This General Reaffirmation and Modification Agreement (this “Agreement”) is made as of January 25, 2013 between GWG HOLDINGS, INC., a Delaware corporation (the “Company”) and DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK (“DZ Bank”), as agent (in such capacity, the “Administrative Agent”) for the Lenders from time to time parties to that certain Amended and Restated Credit and Security Agreement dated as of the date hereof among the Company, GWG DLP Funding II, LLC, as Borrower, GWG Life Settlements, LLC, as Seller, Autobahn Funding Company LLC, as Conduit Lender, and DZ Bank, as Agent and as Committed Lender (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Credit Agreement amends and restates in its entirety that certain Credit and Security Agreement dated as of July 15, 2008 among the Company, certain other GWG Parties (as defined in the Credit Agreement), the Departing GWG Parties (as defined in the Credit Agreement), Autobahn Funding Company, LLC and DZ Bank, as Agent (as amended, restated, supplemented or otherwise modified prior to the effectiveness of the Credit Agreement, the “Previous Credit Agreement”).  Undefined capitalized terms which are used herein shall have the meanings ascribed to such terms in the Credit Agreement.

1.  Reaffirmation of Related Documents.  In connection with the execution and delivery of the Credit Agreement, the Company, as Performance Guarantor, under the Related Documents heretofore executed and delivered in connection with or pursuant to the Previous Credit Agreement (such documents, as amended, restated, supplemented or otherwise modified prior to the date of the Credit Agreement, all such agreements being collectively referred to hereinafter as the “Prior Agreements”), (a) hereby ratifies and reaffirms all of its remaining payment and performance obligations, contingent or otherwise, if any, under each of such Related Documents to which it is a party and (b) hereby ratifies and reaffirms the Performance Guaranty.

2.  Modification of Related Documents.  The Company further agrees that all references to the “Credit Agreement” in the Related Documents being reaffirmed pursuant to Section 1 shall hereafter mean and refer to the Previous Credit Agreement as amended and restated by the Credit Agreement.  All references to “Related Documents” in the Prior Agreements and the Credit Agreement shall hereafter mean and refer to the “Related Documents” as defined in the Credit Agreement and delivered under the Credit Agreement or the Prior Agreements, together with all amendments, restatements, terminations, replacements, supplements and modifications thereof and thereto.

3.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (including Section 5-1401 of the General Obligations Law of the State of New York but otherwise without regard to conflicts of law principles).

4.  Headings.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement.

5.  Counterparts.  This Agreement may be executed in any number of counterparts and by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement.  This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.  Delivery of an executed counterpart of this Agreement by facsimile shall be deemed as effective as delivery of an originally executed counterpart.
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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

GWG HOLDINGS, INC., as the Company By: ________________________________ Name: Title:

General Reaffirmation and Modification Agreement

Agreed and Accepted:

DZ BANK AG DEUTSCHE
ZENTRAL-GENOSSENSCHAFTSBANK,
as the Agent

By:  ________________________________
Name:
Title:

General Reaffirmation and Modification Agreement